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                                                  EXHIBIT 23.2

                CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the use in the Pre-effective Amendment No. 1 to the Registration Statement (Form SB-2, No. 333-27873) of our report, dated January 31, 1997, relating to the consolidated financial statements of BCB Financial Services Corporation and its wholly-owned subsidiary, Berks County Bank. We also consent to the reference to our Firm under the captions "Experts" and "Summary Selected Consolidated Financial Data" in the Prospectus.

                              /s/ BEARD & COMPANY, INC.


Reading, Pennsylvania
July 3, 1997